CALAMOS INVESTMENT TRUST

Supplement dated September 17, 2020 to the

CALAMOS® FAMILY OF FUNDS

Statement of Additional Information,

dated February 28, 2020, as amended April 1, 2020,

April 30, 2020, June 5, 2020, July 21, 2020, and August 4, 2020

Effective immediately, the first two paragraphs in the section titled “Investment Practices” on page 4 of the Statement of Additional Information are hereby deleted and replaced with the following:

The prospectus contains information concerning each Fund’s investment objectives and principal investment strategies and risks. This Statement of Additional Information provides additional information concerning certain securities and strategies used by the Funds and their associated risks.

In pursuing its investment objectives, each Fund will invest as described below and in the Funds’ prospectus. The table below indicates whether each Fund, directly or indirectly through its investment in the underlying funds, invests in the securities and instruments listed as part of its principal (P) or non-principal (N) investment strategies.

Unless otherwise noted, all investment policies and restrictions described in the Prospectus and Statement of Additional Information are measured at the time of the transaction in the security. If market action affecting fund securities (including, but not limited to, appreciation, depreciation, or a credit rating event) causes a Fund to exceed an investment policy or restriction, Calamos Advisors is not required to take immediate action. Under normal market conditions, however, Calamos Advisors will not make any acquisitions that will make the Fund further outside the investment restriction.

Please retain this supplement for future reference

MFSAISPT  09/20